Jaguar Health, Inc. (NASDAQ: JAGX) Overview – May 2025 Exhibit 99.1

Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this presentation, including statements regarding plans by Jaguar Health, Inc. (“Jaguar” or the “Company”), Napo Pharmaceuticals, Inc. and Napo Therapeutics (formerly known as “Napo EU”) to develop and commercialize crofelemer in Europe for HIV-related diarrhea, short bowel syndrome, congenital diarrheal disorders, and other indications; expectations related to the timing of the commercial launch of products in any market; the expectation that Magdalena Biosciences will leverage Jaguar’s proprietary medicinal plant library and Filament Health’s proprietary drug development technology; the expectation that US$1,000,000 will be invested in Magdalena Biosciences by One Small Planet; the expectation that Magdalena Biosciences may develop a potential plant-based alternative drug for adult ADHD or other indications that is both safe and efficacious; Jaguar’s plans to pursue additional business development deals; plans to expand the geography for commercialization of crofelemer; statements related to the powder formulation of crofelemer, NP-300, and the timing of the initiation, completion, results, and publication of Phase 2 studies, Phase 3 studies, proof-of-concept studies, field studies, investigator-initiated trials, sponsored studies, and other studies; statements about crofelemer’s possible eligibility for, and possible future participation in, the European Medicines Agency’s (EMA) PRIME program, the U.S. Food and Drug Administration’s (FDA) Breakthrough Therapy program, and early patient access programs; statements about the planned submission of Investigational New Drug (IND) applications, New Drug Applications (NDA) and supplemental NDAs to FDA; statements about plans to pursue a Priority Review Voucher (PRV) and the potential value of a PRV; statements about the possible market size/potential of indications; and statements about expected milestones appearing on the list of “Upcoming Milestones”, are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “aim,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this presentation are only predictions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, some of which cannot be predicted or quantified and some of which are beyond our control. Please see the risk factors identified in our Annual Report on Form 10-K and our other filings with the U.S. Securities and Exchange Commission. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Readers are also advised that our projected sales do not take into account the royalties and other payments we will need to make to our licensors and strategic partners. Moreover, we operate in a dynamic industry and economy. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that we may face. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. NASDAQ:JAGX

What We Do: Develop New Ways and Novel Plant-Based Medicines to Treat Gastrointestinal Disorders NASDAQ:JAGX From Tree to Bottle Crofelemer was discovered through the science of ethnobotany Mytesi (crofelemer 125mg delayed-release tablets) is FDA-approved for symptomatic relief of noninfectious diarrhea in adults with HIV/AIDS on antiretroviral therapy Canalevia®-CA1 is conditionally approved by the FDA for the treatment of chemotherapy-induced diarrhea in dogs

Jaguar/Napo Product Portfolio – Crofelemer Pipeline in a Product *NP-300 and crofelemer have a similar physiological anti-secretory mechanism of action to reduce chloride ion secretion into the gut lumen and improve stool consistency. The Company has previously presented Phase 2 data on crofelemer for the treatment of devastating dehydration in cholera patients from the renowned International Centre for Diarrhoeal Disease Research (icddr,b) in Bangladesh. *Potential opportunity for Priority Review Voucher (PRV) NASDAQ:JAGX

How Crofelemer Works NASDAQ:JAGX Crofelemer is a non-opioid that works differently from other treatments for GI dysfunction With crofelemer, it’s about waterflow Crofelemer normalizes waterflow in the GI tract Less water flowing into your GI tract = less watery diarrhea = greater nutrient absorption opportunity Crofelemer acts locally in the GI tract Opioid medicines (e.g., Imodium, loperamide) work by slowing down your GI tract, i.e., opioid constipation risk Crofelemer is a non-opioid, non-antibiotic, non-addictive drug approved in the US for a chronic use Secretion Absorption

Rare disease: Four Phase 2 studies started since December 2024 Two are investigator-initiated proof-of-concept (POC) trials What’s different: Patients identified at principal investigator sites Initial POC data presented in April 2025; additional POC data expected throughout 2025 / early 2026 Key value driver: Reduction in total parenteral nutrition (TPN) Potential for: PRIME designation through European Medicines Agency (EMA) Breakthrough Therapy designation through U.S. Food and Drug Administration (FDA) Early patient access in certain European countries NASDAQ:JAGX Near-Term Catalysts Leading to Potential Opportunities for Business Development Deals—What’s Different?

Presented April 26, 2025: Initial Proof-of-Concept Results Show Crofelemer Reduced Total Parenteral Nutrition (TPN) in Patients with MVID and SBS-IF – Potential to Modify Disease Progression in Intestinal Failure Patients Novel liquid formulation of crofelemer reduced the required TPN and/or supplementary intravenous fluids, collectively referred to as parenteral support, in patients with intestinal failure due to MVID and SBS by up to 27% and 12.5% respectively Crofelemer reduced stool volume output and/or frequency of watery stools, and increased urine output – an indicator of improved nutrient oral absorption These initial results were presented April 26, 2025 at the Annual ELITE PED-GI Congress by Dr. Mohamad Miqdady, a recognized leader in pediatric gastroenterology and the principal investigator for this ongoing exploratory, single-arm open label non-randomized investigator-initiated trial Based on these initial findings, crofelemer’s novel antisecretory mechanism of action appears to have potential to provide a novel therapeutic option to modify disease progression in MVID and SBS-IF patients and improve their quality of life NASDAQ:JAGX The Annual Elite Ped-GI Congress is designed to provide high level, clinically significant updates and comprehensive trends relevant to the practice of pediatric gastroenterological, nutrition and liver disorders. Replay Link to Jaguar's April 30, 2025 Investor Webcast About the Initial Study Results: https://viavid.webcasts.com/starthere.jsp?ei=1718118&tp_key=02fe2f82c4

Crofelemer achieved statistically significant improvement in monthly responder analysis in prespecified subgroup of adult patients with breast cancer from OnTarget Crofelemer more than twice as effective as placebo in monthly breast cancer patient responders Data presented at Dec 2024 San Antonio Breast Cancer Symposium (SABCS) Late-breaker abstract on additional significant results in breast cancer patients accepted for presentation at MASCC (Multinational Association of Supportive Care in Cancer) Jun 2025 Annual Meeting Breast cancer patients accounted for more than 63% of patients in trial (183 of 287) Potential impact on outcome of cancer treatment: 60-100% of breast cancer patients on placebo had to adjust their dose due to diarrhea Patient Advocacy – “Tush Push” NASDAQ:JAGX Goal: Submit supplemental NDA for crofelemer to FDA for adult breast cancer patients on targeted therapy Jaguar Reports Statistically Significant Improvement in Breast Cancer Patients in OnTarget Phase 3 Study of Crofelemer Q2 2025 meeting with FDA

Increasing Market Value: Progression from Supportive Care to Impact on Outcome/Cost of Care to Treatment Modifying NASDAQ:JAGX Indication # of Competitors Market Size/Potential HIV-related diarrhea 0 Jaguar estimates the U.S. market revenue potential for Mytesi® to be ~$30-$50 million in gross annual sales Cancer therapy-related diarrhea (CTD) 0 Projected to be 2.0 million new cancer cases in US in 20241 Annual US breast cancer incidence >315,000;2 prevalence ~4 mm3 Comparable supportive care (CINV) global market projected to reach $4.3 billion by 20314 Short bowel syndrome (SBS) with intestinal failure / Microvillus inclusion disease (MVID), a congenital diarrheal disorder (CDD) 0 ~Global SBS market projected to reach $4.6 billion by 2027 with a CAGR of 26% from 2020 to 20275 (doesn’t include potential contribution from crofelemer’s novel mechanism of action) IBS - diarrhea predominant (IBS-D) 2 ~15% of adult population Most IBS products have estimated revenue potential >$1.0 billion6 Symptomatic relief and treatment of diarrhea from cholera and other pathogens 0 *Potential opportunity for Priority Review Voucher (PRV) PRVs are transferable, and in past transactions by other companies have sold for values ranging from $67 million to $350 million7 1 American Cancer Society. Cancer Facts & Figures 2024. Atlanta: American Cancer Society; 2024 2 https://www.cancer.org/content/dam/cancer-org/research/cancer-facts-and-statistics/annual-cancer-facts-and-figures/2025/2025-cancer-facts-and-figures-acs.pdf 3 Miller KD, Siegel RL, Lin CC, et al. Cancer treatment and survivorship statistics, 2022. CA Cancer J Clin. 2022:1-23 4 https://www.ihealthcareanalyst.com/global-chemotherapy-induced-nausea-vomiting-drugs-market/ 5 https://www.mynewsdesk.com/us/medical-technology-news/pressreleases/short-bowel-syndrome-market-global-industry-analysis-size-share-trends-revenue-forecast-2020-to-2027-3069433 6 https://investor.ironwoodpharma.com/press-releases/press-release-details/2022/Ironwood-Pharmaceuticals-Reports-Fourth-Quarter-and-Full-Year-2021-Results-LINZESS-linaclotide-Achieves-Blockbuster-Status-as-U.S.-Net-Sales-Exceed-1-Billion-in-2021/default.aspx; Rodman & Renshaw estimate peak annual sales of Synergy Pharmaceuticals’ Trulance at $2.3 bn in 2021 (Source: https://www.benzinga.com/analyst-ratings/analyst-color/17/03/9224181/analyst-synergy-pharma-could-achieve-sustainable-profita) 7 https://www.pharmaceutical-technology.com/features/switching-sales-investigating-the-financial-impacts-of-fdas-priority-vouchers

Catalysts and Robustness: Financially, Clinically, Commercially NASDAQ:JAGX Financial Robustness: Net 2024 revenue increased approximately 20% versus net 2023 revenue Clinical Robustness/Near-Term Catalysts: Crofelemer in development for multiple possible follow-on indications: Four Phase 2 studies in rare diseases, near-term POC data Cancer Therapy-Related Diarrhea: Statistically significant Phase 3 data in prespecified subgroup of breast cancer, May 2025 meeting scheduled with FDA Significant results in two investigator-initiated trials of crofelemer in IBS-D; data presented at October 2024 American College of Gastroenterology Annual Meeting Proprietary anti-secretory antidiarrheal drug for cholera-related diarrhea (potential opportunity for FDA tropical disease priority review voucher) – IND approved Jaguar JV Magdalena Biosciences opportunity to file Investigational New Drug (IND) applications for three psychoactive botanical drug candidates in 2025 - 2026 Commercial Robustness: October 2024 commercial launch of the FDA-approved oral mucositis prescription product Gelclair in U.S.

NORMAL DIARRHEA Chloride ion (Cl–) channels in the GI tract maintain a balance of salts—including chloride ions—and water that allows normal stool formation This can further disrupt the balance of chloride ions and water flow into the GI lumen, leading to secretory diarrhea Mytesi® Mytesi® works by regulating two chloride ion channels (CFTR and CaCC) in the GI tract, which normalizes the salt-water balance, leading to a decrease in chloride and water flow1-3 Chloride ion (salt) Chloride ion channel Gut lining Water Inflammation/damage Mytesi® HIV or its treatment can cause damage to the GI tract, creating inflammation and a leaky gut; targeted cancer therapy and inflammatory bowel disease cause similar damage References: 1. Mytesi® [package insert]. San Francisco, CA: Napo Pharmaceuticals, Inc; 2020. 2. Tradtrantip L, Namkung W, Verkman AS. Mol Pharmacol. 2010;77(1):69-78. 3. Holodniy M, Koch J, Mistal M, et al. Am J Gastroenterol.1999;94(11):3267-3273 Mytesi® (crofelemer) acts at the common last step in a physiological pathway, regardless of cause, thereby normalizing defective secretion, specifically mitigating dehydration Acts locally in the gut via allosteric modulation of chloride channels Crofelemer does not cause constipation or alter motility Crofelemer is a First-in-Class Intestinal Chloride Channel Modulator NASDAQ:JAGX

NASDAQ:JAGX Our crofelemer clinical development programs

Jaguar Health’s Strategic Focus on Rare Diseases NASDAQ:JAGX SHORT BOWEL SYNDROME WITH INTESTINAL FAILURE MICROVILLUS INCLUSION DISEASE (A congenital diarrheal disorder) DIARRHEA FROM CHOLERA (Designated as orphan disease in US) Rare diseases, when taken together, are not that rare at all 30 million Americans1, or 10 percent of the population, have one of the approximately 7,000 known rare diseases2 An estimated 30 to 40 million people in the EU3 and 400 million worldwide4 have a rare disease Definition of a rare or orphan disease by region: US: When a disease affects <200,000 people5 EU: When a disease affects <1 in 2,000 people6 EU: “Ultra-rare disease”: When a disease affects no more than 1 in 50,000 people7 Rare diseases generally have high clinical unmet needs, making it easier to obtain a large market share and get reimbursement for high prices; support from patient advocacy groups can help drive reimbursement 1 & 2 Source: https://phrma.org/Scientific-Innovation/Progress-in-Fighting-Rare-Diseases 3 Source: Harari S. Why We Should Care About Ultra-Rare Disease. Eur Respir Rev. 2016 Jun;25(140):101-3. doi: 10.1183/16000617.0017-2016 4 Source: https://rarediseases.org/rare-disease-day-2022-advancing-the-conversation-around-health-equity/ 5 Source: https://www.fda.gov/patients/rare-diseases-fda# 6 Source: https://www.eurordis.org/information-support/what-is-a-rare-disease/ 7 Source: European Commission Regulation (EU) No.536/2014 of the European Parliament and of the Council of April 16, 2014, on clinical trials on medicinal products for human use, and repealing Directive 2001/20/EC. 2014. Available from: http://eur-lex.europa.eu/legal-content/EN/TXT/PDF/?uri=CELEX:32014R0536&qid=1421232837997&from=EN Orphan Drug Designation: SBS and MVID, US and EU

NASDAQ:JAGX Microvillus Inclusion Disease (MVID): An Ultrarare Congenital Diarrheal Disorder (CDD) * Adverse events could negatively affect the timeliness of submitting the Investigational New Drug (IND) application. There is a probability that the FDA may not approve Company’s IND application. MVID is an ultrarare CDD that affects newborns and children and leads to significant morbidity and mortality from severe secretory diarrhea, intestinal failure, lifelong parenteral nutrition Presented April 26, 2025: Initial proof-of-concept results show crofelemer reduced TPN in patients with MVID and SBS-IF – potential to modify disease progression in intestinal failure patients Novel highly concentration liquid formulation Key endpoint demonstrating benefit Reduction in TPN Enhanced urine output Reduction in stool volume

NASDAQ:JAGX There are currently no approved drug treatments for MVID The standard of care is TPN—the delivery of electrolytes & nutrients via IV up to 20 hours a day, 7 days a week—a catastrophic chronic situation for patients and families In the Company’s opinion, having just a very small number of MVID patients showing benefit from crofelemer in proof-of-concept studies could potentially qualify crofelemer for participation in PRIME, a fast-track European Medicines Agency program providing enhanced interaction PRIME pathway could lead to full approval of crofelemer for MVID in all 27 E.U. countries at once, possibly as early as the end of 2026 Proof-of-concept data could also provide opportunity for reimbursed early patient access in selected European countries PRIME is similar to FDA’s Breakthrough Therapy program If a drug is designated by the FDA as breakthrough therapy, the FDA will expedite the development and review of the drug The Absence of Any Approved Treatment for MVID Creates Important Opportunities for Jaguar and Patients– initial focus on European Union

Short Bowel Syndrome: Loss of Bowel with Quality-of-Life Changes NASDAQ:JAGX SBS: Catastrophic loss of bowel (normal 15-25 feet to 5 or less feet) in adults/children (also may be congenital in children). SBS with Intestinal Failure (SBS-IF): Body is unable to absorb enough nutrients. Patients suffer from malnutrition, dehydration, imbalances of fluids and salts, excessive intestinal fluid output, and risk of organ failure Life-long total parenteral nutrition (TPN) may be required No “standard of care” drug intervention Presented April 26, 2025: Initial proof-of-concept results show crofelemer reduced TPN in patients with SBS-IF and MVID – potential to modify disease progression in intestinal failure patients

NASDAQ:JAGX The ongoing IITs are unblinded proof-of-concept trials, which allows data to be obtained quickly from real world experience Reduction in TPN would be a transformative event that may: Qualify crofelemer for paradigm-shifting regulatory pathways with both the FDA and the EMA Lead to significant collaborations, business development deals, and the opportunity to bring in non-dilutive dollars to support these late-stage programs Lead to approval of the drug for intestinal failure Position crofelemer for blockbuster status—with the potential to benefit all our stakeholders Same formulation as MVID Parenteral nutrition backpack for patients with intestinal failure A Significant Opportunity: Meaningfully Reduce the Need for TPN by 10-20% in Intestinal Failure Patients Treated with Crofelemer For a company, rare disease programs can significantly reduce the time and cost associated with obtaining approval of a drug, commercializing a drug, and qualifying a drug for reimbursement.

A Global Opportunity NASDAQ:JAGX SBS Patient Population: ~10,000 to 20,000 in US ~10,000 to 20,000 in Europe Despite limited treatment options, the global SBS market exceeded $568 million in 2019 and is expected to reach $4.6 billion by 20271 Gattex (teduglutide; growth hormone): Estimated share of US market: ~1-2%2 Annual cost in US: ~$485,4003 Multiple biosimilars in development by other companies Zealand Pharma Complete Response Letter “Gattex can make abnormal cells that are already in your body grow faster. There is an increased risk that abnormal cells could become cancer.” Source: Gattex Important Safety Information statement Non-hospitalized parenteral nutrition in the US is approximately $150,000-500,000 per year4 Frequent hospitalizations for infections 1 https://www.mynewsdesk.com/us/medical-technology-news/pressreleases/short-bowel-syndrome-market-global-industry-analysis-size-share-trends-revenue-forecast-2020-to-2027-3069433 2 Jaguar estimate based on an estimated US SBS population of 10,000-20,000 people (www.crohnscolitisfoundation.org/sites/default/files/legacy/assets/pdfs/short-bowel-disease-crohns.pdf) 3 10 priciest drugs in America (https://www.benefitspro.com/2020/08/24/10-priciest-drugs-in-america/?slreturn=20221021163553) 4 https://nutritionequity.org/wp-content/uploads/2018/05/mnea-factsheet-sbs.pdf

Proposed Treatment Pathway: Crofelemer May Reduce Need for Parenteral Nutrition (PN) in SBS-IF Patients – Aiming to Become Standard of Care with PN NASDAQ:JAGX Nutritional support (delivery of nutrients, electrolytes and fluids): Intravenous nutrition or home parenteral nutrition Enteral feeding tube (used infrequently) Surgery to reconstruct or lengthen the remaining parts of the bowel Intestinal transplant (in case of progression) Daily subcutaneous injection into abdomen, thigh, or arm; different injection site each time If warranted Crofelemer Teduglutide Given concomitantly with nutritional support Reduction of parenteral nutrition would lead to improvement of improved outcome in IF and improvement of patients’ quality of life

NASDAQ:JAGX Timelines for Orphan/Rare Disease Studies—Potential POC Data Mid-2025 MVID PHASE 2 CLINICAL TRIAL ACTIVE INDEPENDENT, INVESTIGATOR-INITIATED PROOF-OF-CONCEPT TRIALS FOR MVID AND/OR SBS-IF Trial Type: Double blind, placebo-controlled Number of Patients: 6-8 Orphan Drug Designation in US and EU Trial Type: Double blind, placebo-controlled Number of Patients: 18 Orphan Drug Designation in US and EU SBS-IF PHASE 2 CLINICAL TRIAL Indication: Pediatric MVID & SBS-IF Location: Sheikh Khalifa Medical City, UAE Number of Patients: 6 Trial Type: Unblinded Principal Investigator: Dr. Mohamad Miqdady Indication: Adult SBS-IF Location: Cleveland Clinic, US Number of Patients: 6 Trial Type: Unblinded Principal Investigator: Dr. Lindsey Russell Indication: Adult SBS-IF Location: Powers Family Medicine, Farmington Hills, MI Number of Patients: 1 Trial Type: Unblinded Principal Investigator: Dr. William Powers, DO 2022 Crofelemer Case Report by Dr. Powers: Improved Electrolyte and Fluid Balance Results in Control of Diarrhea with Crofelemer in Patient with Short Bowel Syndrome: A Case Report. Journal of Clinical Gastroenterology and Treatment, Volume 8, Issue 1 Q1 2025 H1 2025 First patient first visit Q4 2024 Switching patient to liquid formulation of crofelemer Data available Q2 2025 H2 2025 POC data 1H 2025 & throughout 2025 Q1 2025 H1 2025 First patient first visit Q1 2025 POC data 1H 2025 & throughout 2025 Q4 2024 Q3 2023 Initiation of clinical trial FDA activation of IND Q2 2026 Q1 2026 Last patient last visit; End of study Study results Q1 2025 Study results Initiation of clinical trial Q4 2025 Last patient last visit; End of study Q2 2026 Q3 2024 EMA approval of study

Napo Therapeutics: Jaguar’s European Footprint for Rare Diseases NASDAQ:JAGX Napo Therapeutics’ Mission: Rare disease business model Initial orphan target indications: Short bowel syndrome (SBS) with intestinal failure, and microvillus inclusion disease (MVID), a congenital diarrheal disorder (CDD) Pursue accelerated marketing PRIME authorization from the European Medicines Agency (EMA) TPN reduction for MVID – no alternative treatments Europe regulatory strategy first Follow up with breakthrough designation FDA Publication of POC data could support early patient access to crofelemer for SBS or CDD in specific EU countries Early access programs, which do not exist in the US, are revenue generating, and reimbursable for participating patients Leadership: Massimo Radaelli, PhD, CEO of Napo Therapeutics * There is a probability that accelerated conditional marketing authorization may not be granted, which may negatively impact Company’s business operations and projected revenue > 90% owned by Jaguar

NASDAQ:JAGX During which time we have laid the groundwork for the proof-of-concept data expected to be available beginning in Q2 2025 and throughout 2025 by: Developing close working relationships with the key opinion leaders and the principal investigators around the world Interacting with regulatory bodies Developing protocols and defining endpoints Developing a novel proprietary highly concentrated lyophilized powder formulation of crofelemer for oral solution The powder formulation of crofelemer: Is a different product from the commercialized formulation of crofelemer, brand name Mytesi, which is an oral tablet; due to the intestinal failure of MVID and SBS-IF patients, an oral tablet formulation is not viable Supports a different business model of small populations for orphan indications with high morbidity, high mortality, high patient advocacy and high expense Our Rare Disease Programs Have Been in the Works for Close to Eight Years

NASDAQ:JAGX A growing and urgent unmet medical need exists for novel non-opioid chronic agents to treat CTD Unprecedented trial included patients, prophylaxis, with 10 different tumor types and 24 different targeted agents, with and without multiple standard cytotoxic chemotherapies Study did not meet prespecified analysis of primary endpoint for all tumor types Phase 3 data with significant results in prespecified subgroup of adult patients with breast cancer Patients with CTD 40% more likely to discontinue chemotherapy or targeted therapy than those without CTD1 The cost of care of CTD patients is estimated to be 2.9 times higher than for patients who are not experiencing CTD2 Strong patient advocacy Company meeting scheduled with FDA in Q2 2025: Goal to file Supplemental New Drug Application (sNDA) for breast cancer patients Jaguar Reported Phase 3 OnTarget Trial Results for its Cancer Supportive Care Drug Crofelemer on July 23, 2024 1 Pablo C. Okhuysen, M.D. Impact of Cancer-Related Diarrhea on Changes in Cancer Therapy Patterns: Real World Evidence 2 Eric Roeland, M.D., FAAHPM. Healthcare Utilization and Costs Associated with Cancer-Related Diarrhea

Diarrhea Rates Among Breast Cancer Targeted Therapies* *Not inclusive of all potential therapies. Rates are for any grade diarrhea. NASDAQ:JAGX

1 Pearce A, Haas M, Viney R, Pearson SA, Haywood P, Brown C, Ward R. Incidence and severity of self-reported chemotherapy side effects in routine care: A prospective cohort study. PLoS One. 2017 Oct 10;12(10):e0184360 2 Moore TH, King AJ, Evans M, Sharp D, Persad R, Huntley AL. Supportive care for men with prostate cancer: why are the trials not working? A systematic review and recommendations for future trials. Cancer Med. 2015 Aug;4(8):1240-51 3 Casey J. Allen et al. Defining Priorities in Value-Based Cancer Care: Insights From the Alliance for Clinical Trials in Oncology National Cooperative Group Survey. JCO Oncol Pract 19, 932-938(2023) NASDAQ:JAGX Napo Pharmaceuticals’ Make Cancer Less Shitty Patient Engagement Program—Including Regulatory Activity

NASDAQ:JAGX Crofelemer 125 mg delayed-release tablet clinical programs KOLs HIV indication: Drs. David Asmuth, Trevor Hawkins, Jihad Slim CTD indication: Drs. Lee Schwartzberg, Eric Roeland, Sandra Swain, Hope Rugo, Pablo Okhuysen Patient advocate SAB members (for CTD): Stacey Tinianov, Dr. Kelly Shanahan IBS-D indication: Drs. Brooks Cash, Anthony Lembo, Judy Nee Crofelemer lyophilized oral powder for solution programs KOLs Adult SBS-IF indication: Drs. Corey Siegel, Wolfgang Fischbach, Lindsey Russell, Fabrizio Pasanisi, Loris Pironi, Ulrich-Frank Pape, Martin von Websky, Georg Lamprecht Pediatric MVID & SBS-IF indications: Drs. Mohamad Miqdady, Lissette Jimenez, Antonella Diamanti, Christos Tzivinikos, Antonino Morabito, Cecile Lambe, Merit Tabbers, Jay Thiagarajah EMA/IEFA: Dr. Luce Pani NP-300 Infectious Diarrhea program KOLs Cholera and Infectious diarrhea KOLs: Drs. Pradip Bardhan, Herbert DuPont SAB Members and KOLs for Different R&D Programs at Napo Pharmaceuticals and Napo Therapeutics S.p.A (Jaguar Health Subsidiaries)

Emotional Support Program—Canalevia-CA1: Conditionally Approved for CID All the data and interest we need to secure business development deal to bring Canalevia to general diarrhea in all dogs NASDAQ:JAGX

Canalevia®-CA1 (Crofelemer): A New Standard of Care For Treatment of Chemotherapy-induced Diarrhea (CID) in Dogs Launched April 2022 NASDAQ:JAGX Approximately 1 in 4 dogs will, at some stage in their life, develop neoplasia. Almost half of dogs over the age of 10 will develop cancer. ~6 million new cancer diagnoses are made in dogs each year in the U.S.1 Pet owners’ willingness to pay for life saving treatments and procedures increases with patient comfort. For the most part, dogs receive human chemotherapeutic agents during treatment and suffer the same side effects as humans, which means ~40% of treated dogs may have their chemotherapy reduced, changed, or discontinued due to diarrhea—which can compromise the full benefit of the chemotherapy agent. 1 https://www.avma.org/resources/pet-owners/petcare/cancer-pets Canalevia-CA1 received conditional approval in December 2021—the first and only product indicated for CID in dogs to receive any type of approval from FDA Similar dynamics to human specialty market, but with greater correlation between gross and net revenue with pet owner paying out of pocket. Conditional approval in dogs is similar to orphan drug designation in humans.

“As a veterinary oncologist, I recognize the critical role that supportive therapies play in treating cancer in dogs. One challenging side effect is chemotherapy-induced diarrhea, which can significantly impact a dog's quality of life and hinder their ability to tolerate further treatment. Needless to say, the impact also extends to the patient's family in dealing with the aftermath. The novel natural product Canalevia CA-1 significantly advances our approach to managing chemotherapy-induced diarrhea in canine patients. This innovative therapy not only helps to alleviate diarrhea symptoms but may enhance cancer treatment's overall efficacy by allowing dogs to maintain their chemotherapy schedule. By providing a targeted solution that improves gastrointestinal health, this product offers an alternative to metronidazole in this era of microbial stewardship.” -Craig Clifford, DVM, MS, CACVIM (Oncology) NASDAQ:JAGX Canalevia-CA1

NASDAQ:JAGX Cholera is designated as a rare disease in the United States, where nearly all reported cases are acquired during international travel Our NP-300 Orphan Designated Drug Candidate: Second-generation anti-secretory drug Same source plant as crofelemer Clinical proof-of-concept demonstrated by crofelemer for the reduction of diarrhea-associated dehydration in cholera patients: International Centre for Diarrhoeal Disease Research (icddr,b) in Bangladesh IND activated Plan to pursue Priority Review Voucher (PRV) (PRVs have sold for values ranging from $67M - $350M) NP-300 Drug Candidate for the Symptomatic Relief of Diarrhea from Cholera

October 2024 Commercial Launch of Gelclair—Jaguar’s 3rd Commercialized Prescription Product NASDAQ:JAGX 1 Pulito C, Cristaudo A, Porta C, Zapperi S, Blandino G, Morrone A, Strano S. Oral mucositis: the hidden side of cancer therapy. J Exp Clin Cancer Res. 2020 Oct 7;39(1):210. doi: 10.1186/s13046-020-01715-7. PMID: 33028357; PMCID: PMC7542970. Oral mucositis is defined as the most significant adverse event in oncology Gelclair is an FDA-approved mucoprotective gel that coats the surface of the mouth to provide long-lasting relief Who suffers from oral mucositis? 90% incidence in head and neck radiation1 and bone marrow transplant Focused launch less than $1.0 mm year 1 30-75% of all patients receiving chemotherapy First commercial footprint in oncology prepare for pre-education for crofelemer for CTD Oral mucositis is a dose-limiting side effect of cancer treatment 19% of patients with head and neck cancer who develop oral mucositis may end up being hospitalized,1 Large % interrupt cancer treatment Hospitalizations for pain management, nutritional support can lead to additional healthcare costs ranging from $17,000 to $42,000

Ongoing Gelclair Campaign NASDAQ:JAGX

Jaguar and Filament Health, with Funding from One Small Planet, Form Joint Venture Magdalena Biosciences to Develop Botanical Pharmaceutical Drug Candidates for Mental Health Illnesses NASDAQ:JAGX Magdalena currently valued at US$5.0 million based on initial funding of US$1.0 million from One Small Planet Magdalena Biosciences leverages Jaguar’s proprietary 2300 medicinal plant library Jaguar currently owns ~40% of Magdalena Goal of Collaboration: To extend the botanical drug development capabilities of Jaguar to: Develop pharmaceutical-grade, standardized drug candidates for mental health disorders including attention-deficit/hyperactivity disorder (ADHD) in adults Partner with a potential future licensee to develop and commercialize these novel plant-based drugs Three IND candidates: ADHD, schizophrenia, anxiety. Non-dilutive financing Schizophrenia continues to be an unmet need: Nov 2024: AbbVie's schizophrenia drug emraclidine failed in two mid-stage clinical trials. AbbVie obtained emraclidine when it acquired Cerevel Therapeutics at a total equity value of approximately $8.7 billion. Jan 2025: Boehringer's phase 3 schizophrenia program misses primary goal

NASDAQ:JAGX Magdalena Biosciences Program to support the discovery and development of novel psychoactive medicines derived from plants for mental health and CNS disorders Picralima nitida plant, the source of the active ingredient alstonine Picralima nitida image copyrighted by Hiobson and licensed under the Creative Commons Attribution-Share Alike 4.0 International license Leverage Company’s proprietary library of ~2,300 plants and ~3,500 plant extracts with ethnomedicinal investigation Seeking next generation first-in-class agents, novel mechanisms of action, disease modifying agents Eight key agents being pursued by psychedelic-focused companies: LSD and derivatives Psilocybin and derivatives (mushrooms in the genus Psilocybe)  Iboga and derivatives Toad sections from Bufus Alvarius 5-MeO-DMT MDMA (referred to as ecstasy or Molly) Ketamine Mescaline and derivatives (peyote is most well-known source but not only source) DMT and derivatives (most well-known source is the Banisteriopisis and Psychotria viridis mixture known as Ayahuasca) Peyote (Lophophora williamsii), a source of mescaline

Net Revenue: 2024 Net Revenue Up Approximately 20% Over 2023 NASDAQ:JAGX

Recent & Expected Upcoming Catalysts – Financial, Clinical & Commercial NASDAQ:JAGX * Key milestones are based on management estimates. Adverse events could negatively affect their business and the timeliness of achieving key milestones. Ongoing: Commercial launch (began Oct 2024) of FDA-approved Gelclair product for oral mucositis Jan 2025: Initiation of crofelemer IIT in Abu Dhabi in pediatric patients with MVID or SBS-IF Q1 2025: FPFV for crofelemer IIT at Cleveland Clinic in adult SBS-IF patients Q1 2025: Initiation by Napo Therapeutics of global Phase 2 study of crofelemer in adult SBS-IF patients April 26, 2025: Presentation of initial POC IIT results for crofelemer for SBS-IF and MVID at Elite Ped-GI Congress; availability of first POC IIT result for crofelemer for SBS-IF and MVID in support of potential qualification for EMA’s PRIME program and FDA’s Breakthrough Therapy program, and for early patient access in specific EU countries Q2 2025: Meeting with FDA to obtain clarity regarding possible pathways to make crofelemer available as efficiently as possible to breast cancer patients for CTD; target filing of sNDA H1 2025: Briefing package submitted to FDA on OnTarget results in breast cancer patients for CTD H2 2025: Initiation of additional crofelemer IIT for SBS – change formulation H2 2025: Business development deal for development and commercialization of extension of Canalevia CA-1 prescription drug candidate for general diarrhea in dogs H2 2025: Business development deal for rare disease and/or CTD – non-dilutive funding H2 2025: Jaguar mental health-focused joint venture Magdalena Biosciences to initiate clinical development for botanical drug candidate 1H 2026: End of Phase 2 trials of crofelemer in SBS-IF and MVID

Jaguar/Napo Pharmaceuticals Executive Management Team NASDAQ:JAGX Name / Title Experience Lisa Conte Founder & CEO 30+ years of industry experience Obtained first anti-secretory human product FDA approval Board of Directors of Healing Forest Conservancy Raised over $400 mm for the Company Carol Lizak, MBA Chief Financial Officer 20 years corporate controllership and financial planning and analysis experience under U.S. GAAP & IFRS 10+ years with public companies including foreign subs (5 years in biopharma) Steven King, PhD Chief Sustainable Supply, Ethnobotanical Research & IP Officer Served as head of sustainable supply, ethnobotanical research & IP: 1989-2020 Board of Directors of Healing Forest Conservancy Pravin Chaturvedi, PhD Chief Scientific Officer Chair of Scientific Advisory Board 25+ years drug development experience Co-Founded Scion, IndUS and Oceanyx Pharmaceuticals Successfully developed Mytesi® (first pivotal adaptive design) and 7 pharmaceutical products Massimo Radaelli, PhD President of Jaguar International & CEO of Napo Therapeutics European pharmaceutical industry leader and entrepreneur with 35+ years' experience in the biopharmaceutical sector and innovation in therapies dedicated to rare diseases Founded Noventia Pharma in 2009 and serves as its Chairman, President, and CEO; founded Pint Pharma Group and Ferrer Italia, was co-founder of a Dupont-Merck JV Italian subsidiary Karen J. Brunke, PhD Executive VP, Corporate & Business Development 30+ years experience in research, operations and BD in pharma/biotech Primary responsibility in deals with MedImmune, Astellas; closed GSK deal Successfully developed GMOs at Sandoz while Research Director Darlene Horton, M.D. Chief Medical Officer Biopharmaceutical veteran and leading clinical development expert 25 years experience in development of investigational and commercialized biopharmaceutical and drug-device combination products; experienced in design of SBS clinical programs David Sesin, PhD Chief Manufacturing Officer Pharmaceutical scientist with experience from drug discovery through manufacturing Developed crofelemer manufacturing process Jonathan Wolin, JD, MBA Chief of Staff, Chief Compliance Officer & General Counsel Extensive experience providing legal advice and guidance to public and private companies in the healthcare and biotechnology industries Ian H. Wendt, MBA Chief Commercial Officer Has held commercial leadership roles across sales, marketing and operations at some of the largest brands in the pharmaceutical industry over past 25 years Ismaila Sougoufara Chief Accounting Officer and VP Finance 10+ years of assurance (audit) and consulting (transaction advisory services) experience with Big Four audit and advisory firms (E&Y and RSM) 6 years of management consulting with global consulting firms (Korn Ferry) in the areas of M&A, finance transformation, core and commercial finance, FP&A, business partnerships, technical accounting, system implementations, risk and corporate compliance. 5 years leading Jaguar Health’s accounting and finance activities

Investment Highlights NASDAQ:JAGX Only FDA-approved diarrhea treatment that’s been studied specifically in adults with HIV / AIDS Supply chain in place Mytesi (Crofelemer): FDA-Approved Human Drug Progression from supportive care to impact on outcome/cost of care to treatment modifying CTD – target sNDA filing for adult breast cancer patients on targeted therapy based on statistically significant Phase 3 results in this prespecified subgroup Intestinal failure – SBS and MVID – 5 clinical catalysts Early patient access, PRIME, and Breakthrough Therapy designation pathways Planned Crofelemer Expansion Canalevia-CA1 FDA conditionally approved December 2021 Estimated 6 million new cancer diagnoses in dogs each year in US; 25-40% experience diarrhea CID is predictive of human situation Potential for bus dev relationship to expand indication to general acute diarrhea in companion animals Canalevia-CA1 for Chemotherapy-Induced Diarrhea (CID) in Dogs Unencumbered global commercial rights to Mytesi/crofelemer pipeline Magdalena Biosciences leveraging proprietary 2,300-plant ethnobotanical database Strategic Partnerships Key management has been with the team for >20 years Recent investment by CEO, C suite team members, and board members Strong Management Team ~194 patents (majority do not expire until 2027 - 2031) and ~56 patents pending Sustainable supply of commercial scale of raw material sourcing Botanical guidance protection – no practical generic pathway Proprietary Position SBS with intestinal failure (SBS-IF) Initial CDD target indication: Microvillus inclusion disease (MVID) Potential for reduction in TPN paradigm-shifting POC data opens up collaborations with rare disease companies Strategic Focus on Rare Diseases

Jaguar Health, Inc. (NASDAQ: JAGX) Contact: hello@jaguar.health